JOINT RESOLUTIONS
OF
MANAGER AND ALL MEMBERS
OF
KCI INVESTMENTS, LLC

The undersigned, being the sole Manager and all of the members of KCI Investments, LLC, a Nevada limited liability company (the "Company"), hereby waive all notices, statutory and otherwise, and unanimously consent to the following actions in lieu of holding a special meeting for that purpose:

WHEREAS, the Company, is currently indebted to CBC Partners I, LLC (the "Lender") pursuant to the terms and conditions of that certain Secured Promissory Note dated as of June 22, 2012, as modified pursuant to that First Modification to Secured Promissory Note dated as of July 19, 2012 (as modified, the "Note"), by and between the Lender and the Borrower (as amended, restated or otherwise modified from time to time the "Loan Agreement") which financial accommodations will be of direct benefit to the Company;

WHEREAS, in connection with the Note, the Company mortgaged, pledged, and granted security interests to the Lender pursuant to the terms and conditions of one or more security agreements, deeds of trust, mortgages, collateral assignments, control agreements, pledges, or other security agreements (collectively, the "Security Agreements") between the Company and the Lender, in and to all right, title, and interest of the Company in any and all of its real and personal property and assets stated to be encumbered by the Security Agreements;

WHEREAS, Lender and the Company have agreed to certain changes in the terms and conditions set forth in the Note and have agreed to enter into a Second Modification to Secured Promissory Note dated as of October 22, 2012 (the "Second Modification") which will be of direct benefit to the Company; and

WHEREAS, the Manager of the Company has reviewed the Note, Warrant, Security Agreement, and the other documents executed and delivered in connection with the Loan Agreement, as well as drafts of the Second Modification, Warrant and the other documents to be executed and delivered in connection with the Second Modification (collectively, the "Loan Documents") and is of the opinion that the Company's execution, delivery, and performance of the Loan Documents to which the Company is, and is to be, a party is in the best interest of the Company, is necessary and convenient to the conduct, promotion, or attainment of the business of the Company, and that the Company will benefit directly and indirectly from the execution and delivery of the Loan Documents to which it is to be a party;

WHEREAS, all Members of the Company have reviewed the Warrants to be executed and delivered in connection with the Loan Documents and are of the opinion that the Company's execution, delivery, and performance of the Warrants to which the Company is, and is to be, a party is in the best interest of the Company, is necessary and convenient to the conduct, promotion, or attainment of the business of the Company, and that the Company will benefit

directly and indirectly from the execution and delivery of the Warrants to which the Company is, and is to be, a party;

NOW, THEREFORE, it is hereby resolved:

1. LOAN

(a) That the Manager of this limited liability company be, and hereby is, authorized, directed and empowered for and on behalf of and in the name of the Company:

(i) To request loans and financial accommodations pursuant to the Note and Second Modification, at any time and from time to time, from the Lender upon such terms and conditions, including, without limitation, rate of interest, amortization and maturity, as may be satisfactory to the Lender, and to execute and deliver to the Lender the Second Modification, Warrant and the other Loan Documents, in form and substance satisfactory to the Lender, to evidence such agreements, the execution and delivery of the such agreements by the Manager to be deemed conclusive evidence of the approval by the Company of the terms, provisions and conditions thereof;

(ii) To pledge with, or assign to, the Lender or to grant to the Lender a security interest in, such assets and property of the Company both real and personal as may now or hereafter be required by the Lender as security for all indebtedness and obligations of the Company to the Lender, now existing or hereafter arising, and to execute and deliver in connection therewith, one or more mortgages, deeds of trust, assignments or security agreements, in form and substance satisfactory to the Lender, the execution and delivery of the Security Agreements by such members of the Company to be deemed conclusive evidence of the approval by the Company of the terms, provisions and conditions thereof;

(iii) To make, execute and deliver to the Lender any and all financing statements, consents, certificates, documents, instruments, amendments, papers or writings as may be required by the Lender in connection with or in furtherance of the Loan Documents and any other transactions above described, the same to be in form and substance satisfactory to the Lender, and to do any and all other acts necessary or desirable to effectuate the foregoing resolutions, the execution, delivery and performance thereof by the Manager of the Company to be deemed conclusive evidence of the approval by the Company of the terms, provisions and conditions thereof;

(b) All action heretofore taken and all documentation heretofore delivered by the Manager in furtherance of the foregoing is hereby ratified, adopted, approved and confirmed and declared to be binding and enforceable obligations of the Company in accordance with the respective terms and provisions thereof; and

(c) The authorization herein set forth shall remain in full force and effect until written notice of their modification or discontinuance shall be given to and actually received by the Lender at its address designated in the documents mentioned above, but no such modification or discontinuance shall affect the validity of the acts of any person authorized to so act by these resolutions performed prior to the receipt of such notice by the Lender.

2. That the Manager of the Company, Ken Antos, is hereby authorized and directed on behalf of the Company to issue to CBC Partners I, LLC warrants to purchase 774,409 units of the Company's LLC Membership Units at an exercise price of $0.01 per unit (collectively, the "***New Warrants***") as consideration for the Note.

3. That 774,409 units of the Company's LLC Membership Units are hereby reserved for issuance upon the exercise of the New Warrants and that upon exercise of the New Warrant and payment of the exercise price thereunder, such units shall be validly issued, fully paid and non-assessable units of the Company's LLC Membership Units.

4. That the form of the New Warrant attached hereto as Exhibit "A", and the terms and conditions set forth therein, including but not limited to the exercise price of $0.01 per unit and a three year term, are hereby adopted, authorized and approved, and the Manager of the Company is hereby authorized and directed, for and in the name of the Company, to execute, deliver, and perform all of the Company's obligations under the New Warrant with such changes as the Manager of the Company in his sole judgment, may approve (his execution thereof being deemed conclusive evidence of such approval).

5. That the members hereby ratify and approve the Company's prior issuance to CBC Partners I, LLC of warrants dated July 19, 2012 to purchase 1,479,125 units of the Company's LLC Membership Units at an exercise price of $0.01 per unit (collectively, the "***Initial Warrants***") as consideration for the Note.

6. That the members hereby ratify and approve the reservation of 1,479,125 units of the Company's LLC Membership Units for issuance upon the exercise of the Initial Warrants and confirm that upon exercise of the Initial Warrant and payment of the exercise price thereunder, such units shall be validly issued, fully paid and non-assessable units of the Company's LLC Membership Units.

7. That the Initial Warrant attached hereto as Exhibit "B", and the terms and conditions set forth therein, including but not limited to the exercise price of $0.01 per unit and a three year term, are hereby ratified, adopted, authorized and approved, and the Manager's execution, delivery and performance, in the name of the Company, all of the Company's obligations under the Initial Warrant are hereby ratified and approved.

8. That the Manager of the Company be, and hereby is, authorized to certify and deliver to the Lender, under corporate seal, copies of these resolutions.

9. That all actions taken to date by the Manager, members, employees and other agents of the Company in connection with these resolutions, including but not limited to negotiation of the Note, Second Modification, Security Agreements and Warrants are hereby accepted, ratified and approved in the entirety.

Kenneth M. Antos, Manager

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: [signature]

Its: [illegible]

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: ______________________

Its: ______________________

____
David L. Becklean, Member

____
Robert Walsh, Member

____
Phillip Ellis Jackson, Member

____
Herbert G. Press, Member

____
Sabian Waldman, Member

____
Dan V. Jackson, Member

____
Cheryl M. Jackson, Member

____
Ronnie Walter Cunningham, Member

____
Vincent Carriveau, Member

____
Alan Raedel, Member

____
Jen Acosta, Member

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: ______________________________
Its: ______________________________

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: Charles A. Stelzner
Its: Trustee

____
David L. Becklean, Member

____
Robert Walsh, Member

____
Phillip Ellis Jackson, Member

____
Herbert G. Press, Member

____
Sabian Waldman, Member

____
Dan V. Jackson, Member

____
Cheryl M. Jackson, Member

____
Ronnie Walter Cunningham, Member

____
Vincent Carriveau, Member

____
Alan Raedel, Member

____
Jen Acosta, Member

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: ______________________________

Its: ______________________________

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: ______________________________

Its: ______________________________

David L. Becklean

____

David L. Becklean, Member

____

Robert Walsh, Member

____

Phillip Ellis Jackson, Member

____

Herbert G. Press, Member

____

Sabian Waldman, Member

____

Dan V. Jackson, Member

____

Cheryl M. Jackson, Member

____

Ronnie Walter Cunningham, Member

____

Vincent Carriveau, Member

____

Alan Raedel, Member

____

Jen Acosta, Member

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: ______________________________

Its: ______________________________

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: ______________________________

Its: ______________________________

____

David L. Becklean, Member

____

Robert Walsh, Member

____

Phillip Ellis Jackson, Member

____

Herbert G. Press, Member

____

Sabian Waldman, Member

____

Dan V. Jackson, Member

____

Cheryl M. Jackson, Member

____

Ronnie Walter Cunningham, Member

____

Vincent Carriveau, Member

____

Alan Raedel, Member

____

Jen Acosta, Member

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: ______________________

Its: Managing Member

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: ______________________

Its: ______________________

____

David L. Becklean, Member

____

Robert Walsh, Member

____

Phillip Ellis Jackson, Member

____

Herbert G. Press, Member

____

Sabian Waldman, Member

____

Dan V. Jackson, Member

____

Cheryl M. Jackson, Member

____

Ronnie Walter Cunningham, Member

____

Vincent Carriveau, Member

____

Alan Raedel, Member

____

Jen Acosta, Member

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: ______________________________

Its: ______________________________

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: ______________________________

Its: ______________________________

____
David L. Becklean, Member

____
Robert Walsh, Member

____
Phillip Ellis Jackson, Member

____
Herbert G. Press, Member

____
Sabian Waldman, Member

____
Dan V. Jackson, Member

____
Cheryl M. Jackson, Member

____
Ronnie Walter Cunningham, Member

____
Vincent Carriveau, Member

____
Alan Raedel, Member

____
Jen Acosta, Member

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: ______________________________
Its: ______________________________

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: ______________________________
Its: ______________________________

____
David L. Becklean, Member

____
Robert Walsh, Member

____
Phillip Ellis Jackson, Member

____
Herbert G. Press, Member

____
Sabian Waldman, Member

Dan V. Jackson
____
Dan V. Jackson, Member

Cheryl M. Jackson
____
Cheryl M. Jackson, Member

____
Ronnie Walter Cunningham, Member

____
Vincent Carriveau, Member

____
Alan Raedel, Member

____
Jen Acosta, Member

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: ______________________________

Its: ______________________________

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: ______________________________

Its: ______________________________

____
David L. Becklean, Member

____
Robert Walsh, Member

____
Phillip Ellis Jackson, Member

____
Herbert G. Press, Member

____
Sabian Waldman, Member

____
Dan V. Jackson, Member

____
Cheryl M. Jackson, Member

RWCunningham
____
Ronnie Walter Cunningham, Member

____
Vincent Carriveau, Member

____
Alan Raedel, Member

____
Jen Acosta, Member

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: ______________________________
Its: ______________________________

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: ______________________________
Its: ______________________________

____
David L. Becklean, Member

____
Robert Walsh, Member

____
Phillip Ellis Jackson, Member

____
Herbert G. Press, Member

____
Sabian Waldman, Member

____
Dan V. Jackson, Member

____
Cheryl M. Jackson, Member

____
Ronnie Walter Cunningham, Member

____
Vincent Carriveau, Member

____
Alan Raedel, Member

____
Jen Acosta, Member

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: ______________________________
Its: ____________________________

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: ______________________________
Its: ____________________________

____
David L. Becklean, Member

____
Robert Walsh, Member

____
Phillip Ellis Jackson, Member

____
Herbert G. Press, Member

____
Sabian Waldman, Member

____
Dan V. Jackson, Member

____
Cheryl M. Jackson, Member

____
Ronnie Walter Cunningham, Member

____
Vincent Carriveau, Member

Alan G. Raedel
____
Alan Raedel, Member

____
Jen Acosta, Member

KENNETH AND SHEILA ANTOS LIVING TRUST u/a/d 4/26/2007, Member

By: ______________________________

Its: ______________________________

CHARLES A. & KATHLEEN STELZNER TRUST, Member

By: ______________________________

Its: ______________________________

____

David L. Becklean, Member

____

Robert Walsh, Member

____

Phillip Ellis Jackson, Member

____

Herbert G. Press, Member

____

Sabian Waldman, Member

____

Dan V. Jackson, Member

____

Cheryl M. Jackson, Member

____

Ronnie Walter Cunningham, Member

____

Vincent Carriveau, Member

____

Alan Raedel, Member

____

Jen Acosta, Member

SECURED PROMISSORY NOTE

$300,000.00

Bellevue, Washington
June 22, 2012

For value received, KCI Investments, LLC, a Nevada limited liability company ("Borrower") promises to pay to the order of CBC Partners I, LLC, a Washington limited liability company, or its assigns ("Lender") the sum of the aggregate unpaid principal amount of the amount advanced to Borrower under this Secured Promissory Note plus interest thereon accruing from and after the date of the advance. Lender will lend to Borrower up to the maximum amount of $300,000.00, to be lent through a single advance (the "Advance") (such borrowing, in the aggregate, the "Loan"). The principal of, and interest on, the Loan shall be payable in lawful currency of the United States of America by wire transfer in immediately available funds to the account of Lender, as provided in writing to Borrower by Lender. All payments shall be applied first to fees, costs and charges relating to this Secured Promissory Note (including, without limitation, any costs of collection), then to accrued and unpaid interest, and thereafter to principal.

1. Certain Definitions.

1.1 As used in this Agreement:

"Advance" has the meaning specified in the first paragraph of this Secured Promissory Note.

"Ancillary Documents" means all instruments, agreements or other documents to be executed by Borrower or others including without limitation the Security Agreement and any other instruments, agreements, or documents in fact executed in connection with this Secured Promissory Note.

"Business Day" means a day which is not a Saturday, Sunday, or day on which banks in Seattle, Washington are generally closed for business.

"Default Rate" means an interest rate five percent (5%) per annum higher than the Note Rate.

"Event of Default" has the meaning set forth in Section 7 of this Secured Promissory Note.

"Liabilities" means all monetary and other obligations of Borrower hereunder, whether or not then due and payable, under the Note and under the Ancillary Documents.

"Loan" has the meaning specified in the first paragraph of this Secured Promissory Note.

"Maturity Date" means the date that is 1 month following the date first above written.

"Note Rate" has the meaning specified in Section 2.2.1 of this Secured Promissory Note.

"Prime Rate" means the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks as quoted by the Wall Street Journal.

1.2 Miscellaneous Terms. All terms of an accounting character used in this Secured Promissory Note and not specifically defined have the meanings assigned to such terms by U.S. generally accepted accounting principles.

2. Term Loan

2.1 Advance. Lender must receive a written request for a specific amount and use signed by Borrower in the form attached hereto as Exhibit A (the "Advance Request") within five business days of the execution of this Note. The Advance will not be made for less than $300,000 unless otherwise agreed to in writing by Lender in its sole discretion. The Advance shall not be made on or after the Maturity Date, or after the occurrence of an Event of Default which has not been cured. Borrower agrees that Lender may rely on the Advance Request given by any person Lender reasonably believes is authorized to make such request without the necessity of independent investigation.

2.2 Interest. Absent an Event of Default, the amount of the Advance shall accrue interest at the rate equal to thirteen and one-half percent (13.5%) ("Note Rate"). Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Notwithstanding the foregoing, it is intended that the rate of interest hereon shall never exceed the maximum rate, if any, which may be legally charged on the Loan (the "Maximum Rate"), and if the provisions for interest contained in this Secured Promissory Note would result in a rate higher than the Maximum Rate, interest shall be limited to the Maximum Rate and any amounts which may be paid toward interest in excess of the Maximum Rate shall be applied to the reduction of principal. Neither Borrower nor any guarantor or endorser of this Secured Promissory Note shall have any action against Lender for any damages whatsoever arising out of the payment or collection of any such excess interest.

2.3 Default Interest. Upon the occurrence of an Event of Default, the unpaid principal amount of the Loan and accrued and unpaid interest thereon shall bear interest at a rate equal to the lesser of the (i) Maximum Amount or (ii) Default Rate. Such interest shall accrue, commencing upon the occurrence of an Event of Default and continue until such Event of Default is cured or waived.

2.4 Payments. Borrower shall make monthly payments of interest beginning on the first (1st) day of the month following the date of the Advance. Borrower may prepay all or any portion of the Loan, at any time prior to the Maturity Date, without premium or penalty.

2.5 Late Charges. If Lender has not received the full amount of any payment due hereunder by the date it is due, Borrower shall promptly pay a late charge to the Lender in the amount of ten percent (10%) of the overdue amount. Borrower agrees this late charge is to compensate the Lender for damages the Lender will suffer in servicing the Loan including expenses directly attributable to handling delinquent payments. Borrower further agrees that the actual damages suffered by Lender will be extremely difficult and impractical to ascertain and the sum of five percent (5%) of the overdue payment is fair and reasonable.

2.6 Origination Fee and Expenses. Borrower shall pay to Lender an origination fee in the amount of one thousand dollars ($1,000.00) contemporaneously with Borrower's execution and delivery to Lender of this Secured Promissory Note. Notwithstanding the foregoing, the Parties have agreed that the origination fee will be paid by funds at the time of closing. Borrower's execution of this Secured Promissory Note shall constitute its agreement, regardless of whether the Loan closes and funds, to pay upon demand all reasonable expenses in connection with the Loan, including (without limitation) legal fees for the preparation, negotiation, examination and enforcement of documents (including, without limitation, this Secured Promissory Note and the Ancillary Documents, and all other fees and costs incidental to the closing and making of the Loan). Lender shall not be required to pay any premium, brokerage fee, loan broker fee, commission or similar compensation in connection with this transaction, and Borrower agrees to defend, indemnify, and hold Lender harmless from and against all claims asserted by any person on account of any such fee, commission or compensation, including attorneys' fees paid or incurred by Lender with respect to any such claim.

3. Conditions Precedent. The execution and performance of this Secured Promissory Note by Lender, including the Advance, is subject to the following conditions precedent:

3.1 Documents. Execution by Borrower and delivery to Lender of this Secured Promissory Note and the Ancillary Documents, in each case, in form and substance satisfactory to Lender.

3.2 Authorization. Delivery to Lender of such consents or resolutions of or for Borrower as Lender deems necessary or desirable in order to evidence the due authorization of this Secured Promissory Note and the Ancillary Documents.

3.3 No Default. No Event of Default shall have occurred and remain uncured and no event which would constitute an Event of Default upon the giving of notice and/or the expiration of any cure period shall have occurred and remain uncured.

3.4 Representations and Warranties. The representations and warranties in Section 4 of this Secured Promissory Note shall be true and correct as of the date of this note and of the Advance.

3.5 Advance Request. The Advance shall have been requested by Borrower pursuant to the Advance Request and approved by Lender.

3.6 Guaranties. Lender shall have obtained all guaranties of the Loan it has requested from third parties.

3.7 Financial Condition. There shall have been no material adverse change, as determined by Lender, in the financial condition or business of Borrower (or any guarantor hereunder), nor any material decline, as determined by Lender, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower(or any such guarantor).

4. Representations and Warranties. To induce Lender to enter into this Secured Promissory Note, Borrower hereby represents, warrants, and covenants from the date of this note and until final payment in full and performance of all obligations hereunder and except as specifically set forth in the disclosure schedule attached to this note ("Disclosure Schedule") as follows:

4.1 Organization, Good Standing and Qualification. Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business. Borrower is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, operations, prospects or condition (financial or otherwise).

4.2 Authorization of Agreement, Etc. The execution, delivery and performance by Borrower of this Secured Promissory Note and the Ancillary Documents have been duly authorized by all requisite corporate action by Borrower in accordance with applicable law. This Secured Promissory Note and the Ancillary Documents are valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other laws of general application effecting enforcements of creditors' rights or general principles of equity.

4.3 No Conflicts. The execution, performance, issuance, and delivery of this Secured Promissory Note and the Ancillary Documents, and compliance with the provisions hereof and thereof by Borrower, will not (a) to the knowledge of Borrower, violate any provision of any law, statute, rule or regulation applicable to Borrower or any ruling, writ, injunction, order, judgment or decree of any court, arbitrator, administrative agency or other governmental body applicable to Borrower or any of its properties or assets or (b) conflict with or result in any material breach of any of the terms, conditions or provisions of, or constitute (with notice or lapse of time or both) a material default (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of, any encumbrance upon any of the material assets of Borrower under, the Articles of Incorporation or Bylaws of Borrower (as they may be amended to date) or any agreement, obligation, indenture or other or instrument to which Borrower is a party. As used herein, "encumbrance" shall mean any liens, charges, encumbrances, equities, claims, options, proxies, pledges, security interests, licenses or other similar rights of any nature.

4.4 Compliance with Other Instruments. Borrower is not in violation of any term of its Certificate of Formation, as amended, including any certificate of designation filed therewith, and/or the Borrower's Operating Agreement. The Borrower is not, in any material respect, in violation of any term of any mortgage, indenture, contract, agreement, instrument, judgment, obligation, decree, order, statute, rule or regulation to which it is subject. To the best of Borrower's knowledge, no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach or violation, in any material respect, under any applicable judgments, orders, writs, decrees, federal, state and/or local laws, rules or regulations which would have a material adverse affect on the condition, financial or otherwise, or operations of Borrower (as it is currently conducted and as it is proposed to be conducted) or on any material assets owned, controlled, licensed, possessed, and/or used by Borrower. To the best of its knowledge, Borrower has avoided every condition, and has not performed any act, the occurrence of which would result in Borrower's loss of any right granted under any license, distribution agreement or other agreement.

4.5 Approvals. No permit, authorization, consent or approval of or by, or any notification of or filing with, any person (governmental or private) is required in connection with the execution, performance, issuance, sale and/or delivery of this Secured Promissory Note or any Ancillary Document, and consummation by Borrower of the transactions contemplated hereby and thereby.

4.6 Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of Borrower, currently threatened against Borrower, its properties, assets or business. Borrower is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by Borrower currently pending or which Borrower intends to initiate.

4.7 No Liens. Except for liens created by this Secured Promissory Note or the Ancillary Documents and except as set forth in this Section 4.7 of the Disclosure Schedule, none of Borrower's material assets are subject to any existing lien, pledge, security interest or other encumbrance of any kind, direct or indirect, contingent or otherwise.

4.8 Full Disclosure. Neither this Secured Promissory Note nor any Ancillary Document, nor any written report, certificate, instrument or other information furnished to Lender in connection with the transactions contemplated under and/or in connection with this Agreement contains any material misstatement, or is misleading in any material respect.

4.9 No Other Security Interests or Other Encumbrances. Except as set forth in this Section 4.9 of the Disclosure Schedule, there are no existing security interests, pledges, liens or other encumbrances of any kind, direct or indirect, contingent or otherwise (including without limitation any licensing or partnering arrangements or agreements), in or relating to any of Borrower's assets.

4.10 Tax Returns. All tax returns and reports of Borrower required by law to be filed have been duly filed and all taxes, assessments, and other governmental charges upon Borrower and upon Borrower's assets or income, which are due and payable, have been fully paid and shall continue to be paid.

4.11 Financial Statements and Other Information. All financial statements delivered to Lender by Borrower are accurate, complete in all material respects, and prepared in accordance with U.S. generally accepted accounting principles consistently applied, and accurately represent the financial condition of Borrower and reflect accurately Borrower's assets and results of operation of Borrower's business as of the dates thereof. No material adverse change has occurred in Borrower's financial condition since the financial statement for the most recent period provided to Lender, and Borrower has incurred no additional liabilities since such date except for routine payables that occur in the normal course of Borrower's business. All other documents and information delivered to Lender by Borrower are accurate in all material respects.

5. Affirmative Covenants. Borrower promises and agrees to:

5.1 Office. Maintain its principal office in the State of Nevada. If Borrower moves its office location outside of the state of Nevada, or moves material activities outside the U.S., Borrower will provide written notice to Lender not less than thirty (30) days prior to such move.

5.2 Additional Documents. Execute promptly, upon Lender's request, all additional documents and instruments deemed by Lender necessary or desirable to perfect, continue or realize upon the security interests having been granted to Lender under the Security Agreement.

5.3 Compliance With Law. Comply with all statutes, laws and governmental rules, regulations, and orders applicable to Borrower's businesses and properties.

5.4 Notice of Material Change. Promptly (but in no event more than five (5) Business Days after the occurrence of each such event or matter) notify Lender of the violation by Borrower of any term, promise, covenant, or agreement of Borrower to or with Lender, including without limitation any Event of Default (as that term is defined herein) any material change in the property, business, or affairs of Borrower, any change in the location of Borrower's place of business, or change of Borrower's form, state of formation, or name, and any other event or matter that may have a material adverse effect on the debts, liabilities, or obligations of Borrower to Lender, or on the collateral covered by the Security Agreement.

5.5 Use of Proceeds. Use the proceeds from the Loan solely to pay for general corporate purposes and working capital requirements arising out of the ordinary course of business.

5.6 Information. Submit to Lender such financial statements, information, budgets, and reports regarding the financial status and business plans of Borrower as Lender may request from time to time. Without limiting the generality of the foregoing, Borrower will deliver (a) company-prepared monthly financial statements to Lender, within 30 days of the end of each month-end, (b) company-prepared quarterly financial statements to Lender, within 30 days of the end of each

calendar quarter, (c) yearly financial statements to Lender, within 90 days of the end of each fiscal year, all prepared in accordance with generally accepted accounting principles consistently applied, (d) copies of Borrower's tax returns when filed, (e) materials prepared for, and provided to, Borrower's Board of Directors, including without limitation budgets and forecasts, with such materials being provided to Lender in advance or contemporaneously with the Board of Directors, and (f) other notices, including without limitation, audit and litigation reports. Each financial statement required hereunder will include income statements, cash flow statements and a balance sheet. Contemporaneously with each monthly, quarterly and annual financial statement of Borrower required by this Section 5.5.6, Borrower shall deliver a certificate of the chief executive officer or chief financial officer of Borrower certifying that said financial statements are accurate and that there exists no Event of Default nor any condition, act or event which with the giving of notice or the passage of time or both would constitute an Event of Default.

5.7 Access/Accounting Records. So long as any principal and/or interest under this Secured Promissory Note shall remain outstanding, Borrower shall maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit Lender and its agents or representatives to visit and inspect Borrower's properties, to examine its books of account and records and to discuss Borrower's affairs, finances and accounts with its officers, all at such times during normal business hours as reasonably may be requested by Lender.

5.8 Punctual Payments. Punctually pay all principal, interest, fees or other liabilities due under this Secured Promissory Note or the Ancillary Documents at the times and place and in the manner specified therein.

6. Negative Covenants. Borrower will not, directly or indirectly, unless approved in writing by Lender in advance:

6.1 Business. Cease or otherwise materially change business operations, dissolve, or liquidate.

6.2 Organizational Changes. Consolidate or merge with any other entity, change organizational form or jurisdiction or sell, transfer, lease or otherwise dispose of all or substantially all of Borrower's assets to any other person or entity (or take or permit to be taken any other action that would have substantially the same effect as any of the foregoing), make any substantive change in the nature of Borrower's business as conducted as of the date hereof or acquire all or substantially all of the assets of any other entity.

6.3 Misrepresentations. Furnish any document to Lender that contains any untrue statement of material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

6.4 Limitation on Debt. Incur, create, assume or permit to exist any debt other than the Loan and trade debt incurred in the ordinary course of business, without the prior written consent of Lender and the execution of an inter-creditor agreement, in form provided by Lender, between Lender, Borrower, and the lender of such additional debt.

6.5 Liens. Grant to any person or entity, or permit to exist, a security interest, lien, license, or other encumbrance of any kind, direct or indirect, contingent or otherwise, in, to or upon any assets of Borrower.

6.6 Distributions and Redemptions. Declare or pay any dividends or make any distributions of cash, property or securities of Borrower with respect to any of its equity securities or, directly or indirectly, redeem, purchase, or otherwise acquire for any consideration any of its equity securities.

6.7 Use of Funds. Use any of the proceeds of any credit extended hereunder except for the purposes stated in Section 5.5 herein.

6.8 Guaranties. Guarantee or become liable in any way as a surety, endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business) or otherwise for, nor pledge or hypothecate any assets of Borrower as security for, any liabilities or obligations of any person or entity, except any of the foregoing in favor of Lender.

6.9 Contracts. Enter into, or materially amend or terminate, any contract the termination of which may have a material adverse effect on the condition, financial or otherwise, or operations of Borrower, or Borrower's ability to comply with its obligations to Lender.

6.10 Employment/Severance. Enter into, or materially amend, any employment contract or agreement to pay severance.

6.11 Sale/Transfer of Assets. Sell, transfer or dispose of any assets of Borrower, other than in the ordinary course of Borrower's business.

7. Default and Remedies.

7.1 Default. Time being of the essence, any of the following events shall constitute an "Event of Default":

7.1.1 if a default occurs in the payment of any principal of, interest on, or other obligation with respect to, this Secured Promissory Note, whether at the due date thereof or upon acceleration thereof,

7.1.2 if any representation or warranty of Borrower made herein shall have been false or misleading in any material respect, or shall have contained any material omission, as of the date hereof;

7.1.3 if a default occurs in the due observance or performance of any covenant or agreement on the part of Borrower (other than payment) to be observed or performed pursuant to the terms of this Secured Promissory Note and such default remains uncured for three (3) Business Days after written notice thereof from Holder;

7.1.4 if Borrower or any guarantor of the obligations hereunder shall (i) discontinue its business, (ii) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of Borrower or any of its property, (iii) make a general assignment for the benefit of creditors, or (v) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation laws or statutes, or file an answer admitting the material allegations of a petition filed against it in any proceeding under any such law;

7.1.5 if there shall be filed against Borrower or any guarantor of the obligations hereunder an involuntary petition seeking reorganization of Borrower or the appointment of a receiver, trustee, custodian or liquidator of Borrower or a substantial part of its assets, or an involuntary petition under any bankruptcy, reorganization or insolvency law of any jurisdiction, whether now or hereafter in effect (any of the foregoing petitions being hereinafter referred to as an "Involuntary Petition") and such Involuntary Petition shall not have been dismissed within ninety (90) days after it was filed;

7.1.6 if final judgment(s) for the payment of money in excess of an aggregate of $100,000 (excluding any portion thereof that an insurance company of nationally recognized standing and creditworthiness has agreed to pay) shall be rendered against Borrower or any guarantor of the obligations hereunder and the same shall remain undischarged for a period of thirty (30) days;

7.1.7 if there occurs any event that may have a material adverse effect on the condition, financial or otherwise, or operations of Borrower (as they are currently conducted and as they are proposed to be conducted) or any guarantor of the obligations hereunder, or on any material assets developed, owned, controlled, licensed, possessed, or used by Borrower or any such guarantor.

7.1.8 the death or incapacity of Borrower or any guarantor of the obligations hereunder, if an individual. The dissolution or liquidation of Borrower or any such guarantor if a corporation, partnership, joint venture or other type of entity; or Borrower or any guarantor of the obligations hereunder, or any of Borrower or guarantor's directors, shareholders or members, shall take action seeking to effect the dissolution or liquidation of such Borrower or guarantor.

7.2 Acceleration. Upon each and every such Event of Default and at any time thereafter during the continuance of such Event of Default : (i) any and all indebtedness of Borrower to Lender under this Secured Promissory Note or otherwise shall at Lender's option

and without notice become immediately due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest and any Default Interest) without presentment, demand, protest, notice of dishonor, notice of acceleration or notice of intent to accelerate, all of which are hereby expressly waived by Borrower; and (ii) Lender may exercise all the rights of a creditor under applicable state and/or federal law, provided, however, that upon the occurrence of any Event of Default described in Sections 7.1.4 or 7.1.5, any and all indebtedness of Borrower to Lender under this Secured Promissory Note shall automatically and immediately become due and payable, both as to principal and interest (including any deferred interest and any accrued and unpaid interest and any Default Interest), without notice or demand of any kind.

7.3 Remedies on Default, Etc. In case any one or more Events of Default shall occur and be continuing, and acceleration of this Secured Promissory Note or any other indebtedness of Borrower to Lender shall have occurred, Lender may, *inter alia*, proceed to protect and enforce its rights by an action at law, suit in equity and/or other appropriate proceeding, whether for the specific performance of any agreement contained in this Secured Promissory Note, or for an injunction against a violation of any of the terms hereof or thereof or in furtherance of the exercise of any power granted hereby or thereby or by law. No right conferred upon Lender by this Secured Promissory Note shall be exclusive of any other right referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise, and may be exercised by Lender at any time by Lender and from time to time after the occurrence of an Event of Default.

8 Defenses.

8.1 No Offsets. The obligations of Borrower under this Secured Promissory Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

8.2 Usury Limitations. It is the intention of the parties hereto to comply with all applicable usury laws; accordingly, it is agreed that notwithstanding any provisions to the contrary in this Secured Promissory Note or any other agreements or instruments between them, in no event shall such agreements or instruments require the payment or permit the collection of interest (which term, for purposes hereof, shall include any amount which, under applicable law, is deemed to be interest, whether or not such amount is characterized by the parties as interest) in excess of the maximum amount permitted by such laws. If any excess of interest is unintentionally contracted for, charged or received under the Secured Promissory Note or under the terms of any other agreement or instrument between the parties, the effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction thereof.

9. Attorneys' and Collection Fees. Should the indebtedness evidenced by this Secured Promissory Note or any part hereof be collected at law or in equity or in bankruptcy,

receivership or other court proceedings, Borrower agrees to pay, in addition to principal and interest due and payable hereon, all costs of collection, including, without limitation, reasonable attorneys' fees and expenses, incurred by Lender in collecting or enforcing this Secured Promissory Note.

10. Waivers; Confession of Judgment; Consent to Jurisdiction.

10.1 Waivers by Borrower. Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Secured Promissory Note.

10.2 Actions of Lender not a Waiver. No delay, failure or discontinuance by Lender in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver, permit, consent, approval or modification of any kind of the terms hereof shall be valid unless set forth in writing by Lender and then only to the extent set forth therein.

10.3 Consent to Jurisdiction. Borrower hereby irrevocably submits to the jurisdiction of any state or federal court sitting in the State of Washington over any suit, action, or proceeding arising out of or relating to this Secured Promissory Note or any other agreements or instruments with respect to Lender. Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection that Lender may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon Borrower and may be enforced in any court in which Borrower is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon Borrower as provided in this Secured Promissory Note or as otherwise permitted by applicable law.

10.4 Waiver of Jury Trial. BORROWER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF THIS SECURED PROMISSORY NOTE OR ANY DEALINGS BETWEEN BORROWER AND LENDER RELATING TO THE SUBJECT MATTER OF THIS SECURED PROMISSORY NOTE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS NOTE, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENT OR AGREEMENT RELATING TO THE LOAN.

10.5 Service of Process. Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Secured Promissory Note by delivery of a copy thereof by certified mail, postage prepaid, return receipt requested, to Borrower, and/or by delivery of a copy thereof to a registered agent of Borrower. Refusal to accept delivery, and/or avoidance of delivery, shall be deemed to constitute delivery. Borrower irrevocably agrees that service in accordance with this Section 10.5 shall be deemed in every respect effective service of process upon Borrower in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon Borrower. Nothing in this Section 10.5 shall affect the right of Lender to serve process in any manner otherwise permitted by law or limit the right of Lender otherwise to bring proceedings against Borrower in the courts of any jurisdiction or jurisdictions.

11. Security Interest. To secure Borrower's obligations under this Secured Promissory Note:

11.1 Borrower has granted and pledged to Lender a first priority senior security interest in Borrower's right, title and interest in, to and under all of Borrower's tangible and intangible property pursuant to a security agreement ("KCI Security Agreement") of even date herewith; and

11.2 Guarantor Kenneth M. Antos ("Antos") has granted and pledged to Lender a first priority senior security interest in Antos's right, title and interest in, to and under all accounts, payment intangibles, general intangibles and rights to payment arising from that certain Strategic Alliance Agreement, as amended, modified or supplemented from time to time ("Alliance Agreement") by and among Twin Towers Trading Site Management, LLC, David L. Beacklean and Antos, dated as of August __, 2003, pursuant to a security agreement ("Antos Security Agreement") of even date herewith.

11.3 The KCI Security Agreement and Antos Security Agreement shall be referred to collectively herein as the "Security Agreement."

12. Indemnification.

12.1 Indemnification Agreement.

12.1.1 In addition to all rights and remedies available to Lender at law or in equity, Borrower shall indemnify Lender and each subsequent holder of this Secured Promissory Note, and their respective affiliates, equity holders, officers, directors, employees, agents, representatives, successors and assigns (collectively, the "Indemnified Persons") and save and hold each of them harmless against and pay on behalf of or reimburse such party as and when incurred for any loss, liability, demand, claim, action, cause of action, cost, damage, deficiency, tax, penalty, fine or expense (other than any demand, claim, action or cause of action instituted by Borrower), including interest, penalties, reasonable attorneys' fees and expenses, and all amounts paid in investigation, defense or settlement of any of the foregoing (collectively, "Losses) which any such party may suffer, sustain or become subject to, as a result of, in connection with, relating or incidental to or by virtue of:

(i) any material misrepresentation in, or material omission from, or breach of any of the representations, warranties, statements, schedules and/or exhibits hereto, certificates or other instruments or documents furnished to Lender by Borrower in connection with this Secured Promissory Note; or

(ii) any material nonfulfillment or material breach of any covenant or agreement on the part of Borrower under this Secured Promissory Note.

12.1.2 Notwithstanding the foregoing, Borrower shall not be liable for any portion of Losses resulting from the gross negligence or willful misconduct of Lender or a subsequent holder of this Secured Promissory Note.

12.1.3 Within twenty (20) days after receipt of notice of commencement of any action or the assertion of any claim by a third party, Lender shall give Borrower written notice thereof together with a copy of such claim, process or other legal pleading of such claim. Borrower shall have the right to assist in the defense thereof by representation of its own choosing.

12.2 Survival. All indemnification rights hereunder shall survive the execution and delivery of this Secured Promissory Note and the consummation of the transactions contemplated hereby (i) for a period of three years with respect to representations and warranties made by Borrower, and (ii) until fully performed with respect to covenants and agreements made by Maker, regardless of any investigation, inquiry or examination made for or on behalf of, or any knowledge of Lender and/or any of the Indemnified Persons or the acceptance by Lender of any certificate or opinion.

12.3 Payment. Any indemnification of Lender or any other Indemnified Person by Borrower pursuant to this Section 12 shall be effected by wire transfer of immediately available funds from Borrower to an account designated by Lender or such other Indemnified Person within fifteen (15) days after the determination thereof.

13. Miscellaneous.

13.1 Notices. All notices, demands and requests of any kind to be delivered to any party in connection with this Secured Promissory Note shall be in writing and shall be deemed to be effective upon delivery if (i) personally delivered, (ii) sent by confirmed facsimile with a copy sent by nationally recognized overnight courier, (iii) sent by nationally recognized overnight courier, or (iv) sent by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

if to Borrower: KCI Investments, LLC
4033 S. Dean Martin Drive
Las Vegas, NV
Fax: ()
Attn: Ken Antos

if to Lender: CBC Partners I, LLC
305 108th Ave NE, Suite 101
Bellevue, WA 98004
Fax: (425) 688-7003
Attention: Alan Hallberg

or to such other address as the party to whom notice is to be given may have furnished to the other parties hereto in writing in accordance with the provisions of this Section.

13.2 Parties in Interest. This Secured Promissory Note shall bind and inure to the benefit of Lender, Borrower and their respective successors and permitted assigns. Borrower shall not transfer or assign this Secured Promissory Note without the prior written consent of Lender. Lender may transfer and assign this Secured Promissory Note, including participation in all or any part of the Loan without the prior consent of Borrower.

13.3 Governing Law. This Secured Promissory Note has been executed and delivered to Lender in the State of Washington. Borrower agrees that the law of the State of Washington (exclusive of principles of conflicts of law) shall be applicable for the purpose of construing this Secured Promissory Note and the Security Agreement, determining the validity hereof and enforcing the same. The parties hereto consent to the jurisdiction and venue of the state and federal courts sitting in King County, Washington in any action or judicial proceeding brought to enforce, or construe or interpret this Secured Promissory Note or the Security Agreement.

13.4 Entire Agreement. This Secured Promissory Note contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings among the parties with respect thereto

13.5 Captions. Any captions applied to the sections of this Secured Promissory Note are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Secured Promissory Note.

13.6 Amendments. No provision of this Secured Promissory Note may be amended or waived without the express written consent of both Borrower and Lender, provided, however, that Lender may waive any provision hereof that inures to the benefit of Lender without the prior written consent of Borrower.

13.7 Nature of Obligation. This Secured Promissory Note is being made for business and investment purposes, and not for household or other purposes

13.8 Survival. All covenants, representations and warranties made by Borrower in this Secured Promissory Note shall survive the execution and delivery of this Agreement and the making of the Loan.

13.9 Invalidity. If any term, condition or provision of this Secured Promissory Note or the Security Agreement shall be held invalid for any reason, such offending term, condition or provision shall be stricken therefrom, and the remainder shall not be affected.

13.10 Derivative Rights. Any obligation of Lender to make disbursements under this Secured Promissory Note is imposed solely and exclusively for the benefit of Borrower and no other person, firm or entity shall, under any circumstances, be deemed to be a beneficiary of such condition, nor shall it have any derivative claim or action against Lender.

13.11 Time. Time is of the essence in each and every provision of this Secured Promissory Note or any Ancillary Document.

13.12 Counterparts; Facsimiles. This Secured Promissory Note may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. For purposes of this Agreement, facsimile signatures shall be deemed to be original signatures. In addition, if any of the parties sign facsimile copies of this Agreement, such copies shall be deemed originals.

13.13 Statutory Notice. **ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.**

IN WITNESS WHEREOF, this Secured Promissory Note has been executed by the parties as of the date first written above.

BORROWER: KCI INVESTMENTS, LLC, a Nevada limited liability company

By: Ken Antos
Its: Managing Member

Address: 4033 S. Dean Martin Drive
Las Vegas, NV 89103

LENDER: CBC PARTNERS I, LLC,
a Washington limited liability company

By: John Otter
Its: Authorized Manager Representative

Address: 305 108th Ave NE
Suite 101
Bellevue, WA 98004

Facsimile: (425) 688-7003

SECURITY AGREEMENT WITH RESPECT TO
ECONOMIC INTEREST IN STRATEGIC ALLIANCE AGREEMENT

This SECURITY AGREEMENT WITH RESPECT TO ECONOMIC INTEREST IN STRATEGIC ALLIANCE AGREEMENT ("Agreement") is made as of the 22nd day of June, 2012, by Kenneth M. Antos ("Antos"), in favor of CBC PARTNERS I, LLC, a Washington limited liability company ("Secured Party").

RECITALS

A. KCI Investments, LLC, a Nevada limited liability company ("Borrower") has executed that certain Secured Promissory Note in favor of Secured Party, in the original principal amount of $300,000.00, as amended, modified or supplemented from time to time (the "Note"), contemporaneously herewith.

B. Antos is entitled to payment of "Distributable Cash" on a monthly basis (as defined in the Alliance Agreement) pursuant to that certain Strategic Alliance Agreement, as amended, modified or supplemented from time to time ("Alliance Agreement") by and among Twin Towers Trading Site Management, LLC ("Twin Towers"), David L. Beacklean ("Beacklean") and Antos, dated as of August __, 2003.

C. Secured Party's extension of credit to Borrower is reasonably expected to benefit Antos, directly or indirectly, and is in the furtherance of Antos' personal and business interests.

D. Contemporaneously herewith, Antos has executed that certain Guaranty in favor of Secured Party (as amended from time to time, the "Guaranty").

E. As a condition to making the extension of credit evidenced by the Note, Secured Party requires the grant to Secured Party by Antos of a lien on and security interest in, all of Antos' right, title and interest in Distributable Cash under the Alliance Agreement, and Antos is willing to grant such a lien and security interest, in each case subject to the terms and conditions of this Agreement.

AGREEMENT

NOW, THEREFORE, for and in consideration of mutual covenants herein, and for other good and valuable consideration the sufficiency and receipt of which are hereby acknowledged, Antos agrees as follows:

1. Definitions. As used in this Agreement:

(a) *"Collateral"* means all accounts, payment intangibles, general intangibles and rights to payment arising from the Alliance Agreement, in whatever form, now existing or at any time hereafter, and all proceeds, products, rents or profits therefrom.

(b) *"Default"* means any event referred to in section 5 of this Agreement.

(c) *"Loan Documents"* means, collectively, this Agreement, and the Note, each executed of even date herewith, and all other agreements, instruments and documents now or hereafter executed and/or delivered by Borrower or Antos to the Secured Party, in order to evidence or secure the Secured Obligations, as each may be amended, modified or supplemented from time to time.

(d) *"Guaranty"* means that certain Guaranty, dated as of June 22, 2012, made by Kenneth Antos and Sheila Antos, married persons, guarantying payment of the Secured Obligations.

(e) *"Note"* has the meaning set forth in the recitals to this Agreement.

(f) *"Secured Obligations"* means the payment and performance of: (a) all present and future Indebtedness of Borrower to Secured Party; and (b) all obligations of Borrower and Antos under this Agreement, the Guaranty and the other Loan Documents. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower, or any of them, heretofore, now or hereafter made incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Terms used in this Agreement and not defined herein or in the Note shall have the meanings given such terms in the Uniform Commercial Code, as enacted in the State of Washington.

2. Grant of Security Interest. For good and valuable consideration, and as security for the prompt and unconditional payment and performance of the Secured Obligations, Antos hereby grants to the Secured Party a security interest in all of Antos' right, title and interest in and to the Collateral, whether now existing or hereafter acquired.

3. Representations, Warranties and Covenants. Antos represents, warrants and covenants to the Secured Party as follows:

3.1 Absence of Liens and Interests. Antos is the sole owner of the Collateral and Antos has not conveyed or otherwise encumbered the Collateral in favor of any other party.

3.2 Strategic Alliance Agreement. Antos delivered a true and correct copy of the Alliance Agreement, dated as of the dates described in the recitals hereto, to Secured Party and such Alliance Agreement has not been rescinded, terminated, or further amended.

3.3 Sale, Encumbrance or Disposition Without the prior written consent of the Secured Party, Antos will not allow the sale or encumbrance of any portion of the Collateral.

3.4 Amendment Without the prior written consent of the Secured Party, Antos will not consent to any amendment(s) to the Alliance Agreement.

3.5 Expenditures by Secured Party. Antos will reimburse the Secured Party upon demand for any expenditures by the Secured Party for the maintenance, protection and preservation of the Collateral or the Secured Party's interest in the Collateral, and for the collection, repossession, holding, preparation and sale or other disposition of or realization upon the Collateral. In no event shall the Secured Party have any obligation to make such expenditures nor any liability to Antos, or any other person, for failing to make them.

3.6 Access and Review. Antos shall cause the parties under the Alliance Agreement to keep adequate records and books of account, reflecting all financial transactions. Antos shall permit the Secured Party to have full access to Twin Towers' books and records, to the extent such access is provided to Antos under the Alliance Agreement.

3.7 Notice of Distributions; Trust. Antos shall immediately notify Secured Party of an impending distribution under the Alliance Agreement, upon learning of same. If a Default has occurred and is continuing, any distributions, cash, payments, transfers or other amounts received or receivable by Antos under the Alliance Agreement shall be paid directly to, and shall be retained by, Secured Party and may be applied by Secured Party to the Secured Obligations in such order of application as Secured Party deems fit, in its sole discretion. Should Antos receive any such amounts during the continuation of a Default, such amounts shall be held in trust for the benefit of the Secured Party.

4. Defaults. Each of the following shall constitute an event of default ("Default") under this Agreement:

(a) Any default (subject to any cure period provided under the terms of any Loan Document) or event of default on any of the Secured Obligations; or

(b) Breach of any representation or warranty contained in this Agreement; or

(c) Any failure to comply fully and timely with any provision of this Agreement, the Guaranty, or any other Loan Document to which Antos is a party; or

(d) Any levy, attachment or execution on, or seizure of, any of the Collateral; or

(e) Any Loan Document ceases to be in full force and effect or any lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other liens or is terminated, revoked, declared void (each, for purposes of this subsection (e), a "Failure of Perfection") as a result of any act of the Borrower, Antos, any other guarantor of the Secured Obligations, or any third party; or

(f) Dissolution, termination of existence, insolvency or bankruptcy of Antos, or the appointment of a receiver to take possession of the Collateral; or

(g) Termination of the Alliance Agreement.

5. Rights and Remedies of Secured Party.

5.1 General. In addition to the rights and remedies granted to the Secured Party in this Agreement, the Secured Party shall at all times have the rights and remedies granted in the Secured Obligations and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of Washington and under all other applicable laws. Antos hereby acknowledges and agrees that the Secured Party is not required to exercise all rights and remedies available to it equally with respect to all the Collateral and that the Secured Party may select less than all the Collateral with respect to which its rights and remedies may be exercise, as determined by the Secured Party in its sole discretion.

5.2 Remedies. After the occurrence, and during the continuance, of a Default, the Secured Party may take any one or more of the following actions in its sole discretion:

(a) Declare all or any part of the Secured Obligations due and payable, without presentment, demand, protest or other notice of any kind, all of which are expressly waived.

(b) Require Antos to establish a separate blocked account under the control of Secured Party (the "Blocked Account") into which all Collateral shall be deposited. Withdrawals from the Blocked Account shall be allowed only with the consent of Secured Party, which consent Secured Party may withhold in its sole discretion. Antos acknowledges that the maintenance of the Blocked Account will exist solely for the Secured Party's convenience and Antos will have no right, title or interest in the Blocked Account or in the amounts at any time appearing to the credit thereof.

(c) Require Antos, upon receipt of checks, drafts, cash and other remittances in payment or as proceeds of, or on account of, the Collateral, to deposit the same in the Blocked Account, or otherwise directed by Secured Party.

(d) Sell or otherwise dispose of the Collateral. If notice of sale or disposition of Collateral is required, ten (10) calendar days notice of any intended sale or other disposition of the Collateral shall be deemed to be reasonable. Under no circumstances shall the Secured Party be required to expedite or delay sale of all or any part of the Collateral due to prevailing or expected conditions in the market for such Collateral. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Antos, and Antos hereby waives (to the extent permitted by applicable law) any and all rights of redemption, stay and/or appraisal which he now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(e) Endorse any note, draft, check or other instrument or document with respect to the Collateral, as the attorney-in-fact for Antos with full power of substitution.

5.3 Proceeds. The proceeds of sales, leases, collections or other dispositions of the Collateral shall not be credited to the Secured Obligations unless and until actually received in cash by the Secured Party. The Secured Party may credit such proceeds against the Secured Obligations in such order as it elects in its sole discretion.

5.4 Deficiency. Antos shall pay any deficiency remaining after application of the net proceeds of the Collateral to the Secured Obligations under the terms of his Guaranty.

6. Power of Attorney. Antos hereby appoints the Secured Party, or any person or entity whom the Secured Party may from time to time designate, as Antos' attorney-in-fact with power, at any time after the occurrence of a Default to do all things Antos is required to do under this Agreement, the Guaranty and the Loan Documents, or that are necessary to carry out this Agreement or other agreements between Antos, on the one hand, and the Secured Party, on the other hand. Neither the Secured Party nor any of its directors, officers, employees or agents will be liable for any acts of commission or omission or for any error in judgment or mistake of fact or law, unless the same shall have resulted from gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Agreement remains in effect.

7. Revival of Security Interest. To the extent Antos makes a payment to the Secured Party or the Secured Party receives any payment of proceeds of Collateral, which payment is later invalidated, declared to be a fraudulent transfer or preference, set aside or required to be repaid under any bankruptcy law, other law or equitable principle, the Secured

Party's interest in the Collateral shall be revived and continue as if the payment or proceeds had never been received by the Secured Party.

8. Miscellaneous.

8.1 Financing Statements. The Secured Party may file any financing statements, amendments, assignments, registrations or filings with governmental offices or agencies, and other documents relating to the Collateral that the Secured Party may deem necessary to perfect its interest in the Collateral, including, without limitation, financing statements that describe the collateral by the general UCC definition of "general intangibles," "accounts" and/or "payment intangibles."

8.2 Amendment. This Agreement and the Loan Documents, other written documents, instruments and agreements entered into in connection with the loan and the Secured Obligations contain the complete and final expression of the entire agreement of the parties. No provision of this Agreement may be amended, modified, waived or supplemented, except by a writing signed by Secured Party and Antos. No waiver by the Secured Party of any Default shall be a waiver of any other Default.

8.3 Remedies Cumulative. All rights and remedies of the Secured Party shall be cumulative and may be exercised at such times and in such order as the Secured Party determines. The failure of the Secured Party to insist upon or enforce strict performance of any provisions of this Agreement or the Secured Obligations, or to exercise its rights or privileges hereunder or thereunder or any of its rights as provided by statute or law or in equity or otherwise, shall not impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any Default or as an acquiescence therein or preclude the exercise or enforcement thereof at a later time. Nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

8.4 Effectiveness. This Agreement shall remain in full force and effect until (i) all of the Secured Obligations shall have been indefeasibly performed or paid in full in cash, and there exists no dispute between the parties or (ii) this Agreement shall have been terminated in writing by the Secured Party.

8.5 Disclaimer for Negligence. The Secured Party shall not be liable for any claims, demands, losses or damages made, claimed or suffered by Antos.

8.6 Limitation of Consequential Damages. The Secured Party shall not be responsible for any lost profits of Antos arising from any breach of contract, tort, or any other

wrong arising from the establishment, administration or collection of the Secured Obligations or the security interests granted in this Agreement.

8.7 Legal Expenses. Antos shall pay any and all fees, costs and expenses (including but not limited to fees of attorneys, accountants, experts, court reporters and others) incurred by the Secured Party in the collection or enforcement of any of the Secured Obligations (whether from or against Antos or any other person or entity liable therefor) and the perfection, preservation, protection and enforcement of its rights and remedies under this Agreement and its security interest in the Collateral, whether incurred before or after judgment, with or without suit, on appeal, in bankruptcy or other insolvency proceedings, in post-judgment collection proceedings, or otherwise. Antos shall pay all such fees, costs and expenses incurred by the Secured Party in any bankruptcy case regardless of whether they are incurred in connection with issues of state law, bankruptcy law or otherwise, whether or not otherwise allowable in bankruptcy.

8.8 Expenditures. All expenditures, fees, costs and other amounts for which Antos is required to reimburse the Secured Party under this Agreement shall be payable upon demand.

8.9 Governing Law. This Security Agreement shall be governed by, and construed in accordance with the laws of the state of Washington without giving effect to their principles or provisions regarding conflicts of laws or choice of law.

8.10 Counterparts. This Agreement may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Signatures on this Agreement exchanged or delivered by fax transmission and/or by scanned PDF email attachments shall have the same binding effect as original signatures personally delivered to the other parties.

IN WITNESS WHEREOF Antos has duly executed and delivered this Agreement as of the date first written above.

By: [signature]
Kenneth M. Antos, individually

I, SHEILA ANTOS, hereby consent to, and join in, this Agreement to the extent it encumbers, binds or pledges any interest my marital community may now have or hereafter acquire in the Collateral granted pursuant to this Agreement.

By: Sheila Antos [signature]
Sheila Antos

FIRST MODIFICATION TO SECURED PROMISSORY NOTE

THIS FIRST MODIFICATION TO SECURED PROMISSORY NOTE (this "Modification"), effective as of July 19, 2012, is entered into by and between KCI Investments, LLC, a Nevada limited liability company ("Borrower"), and CBC PARTNERS I, LLC, a Washington limited liability company, or its assigns ("Lender").

RECITALS

WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Secured Promissory Note between Borrower and Lender dated as of June 22, 2012, as amended from time to time ("Note").

WHEREAS, Lender and Borrower have agreed to certain changes in the terms and conditions set forth in the Note and have agreed to amend the Note to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be amended as follows:

1. Amended definition of "Maturity Date". The definition of "Maturity Date" as set forth in Section 1.1 of the Note, is deleted in its entirety and replaced with the following:

"Maturity Date" means the date that is twelve (12) months following the date first above written.

2. Increased Principal Amount. The maximum principal amount of the Note is hereby amended to be Two Million Dollars ($2,000,000.00).

3. Amended Section 2.1. Section 2.1 of the Note is deleted in its entirety and replaced with the following:

> 2.1 Advance. On June 25, 2012, $300,000 of the principal balance of this Secured Promissory Note was advanced to Borrower. On or before July 20, 2012, Borrower may request an additional advance in an amount not to exceed $1,700,000. Such request shall be in writing, specify Borrower's intended use for the advance and be signed by Borrower in the form attached hereto as Exhibit A (the "Advance Request"). The Advance shall not be made on or after the Maturity Date, or after the occurrence of an Event of Default which has not been cured. Borrower agrees that Lender may rely on the Advance Request given by any person Lender reasonably believes is authorized to make such request without the necessity of independent investigation.

4. No Other Changes. Except as explicitly amended by this Modification, all of the terms and conditions of the Note shall remain in full force and effect and shall apply to any Advance or Letter of Credit thereunder.

5. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a) Borrower has all requisite power and authority to execute this Modification and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Modification and all such other agreements and instruments has been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by Borrower of this Modification and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the limited liability agreement of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Section 4 of the Note are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

(d) The execution and delivery of Warrant Agreement in form and substance satisfactory to Lender, in its sole discretion.

6. Origination Fee and Expenses. Borrower shall pay to Lender a fully earned and nonrefundable origination fee in the amount of sixty thousand dollars ($60,000.00) (the "Origination Fee") contemporaneously with Borrower's execution and delivery to Lender of this Modification. Notwithstanding the foregoing, the Parties have agreed that the origination fee will be paid by funds at the time of closing. Borrower's execution of this Modification shall constitute its agreement, regardless of whether the Loan closes and funds, to pay upon demand all reasonable expenses in connection with the Loan, including (without limitation) legal fees for the preparation, negotiation, examination and enforcement of documents (including, without limitation, this Modification and any Ancillary Documents, and all other fees and costs incidental to the closing and making of the Loan). Lender shall not be required to pay any premium, brokerage fee, loan broker fee, commission or similar compensation in connection with this transaction, and Borrower agrees to defend, indemnify, and hold Lender harmless from and against all claims asserted by any person on account of any such fee, commission or compensation, including attorneys' fees paid or incurred by Lender with respect to any such claim.

7. Conditions Precedent. The execution and performance of this Modification by Lender, including the increased principal amount, is subject to the following conditions precedent:

(a) Execution by Borrower and delivery to Lender of this Modification and the Warrant Agreement, in each case, in form and substance satisfactory to Lender.

(b) Execution by each of the Guarantors of the Agreement and Acknowledgement of Guarantors attached hereto.

(c) Payment in full and in good funds of the Origination Fee.

(d) The representations and warranties in Section 5 of this Modification shall be true and correct as of the date of this Modification and any additional Advance.

(e) There shall have been no material adverse change, as determined by Lender, in the financial condition or business of Borrower (or any guarantor hereunder), nor any material decline, as determined by Lender, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower(or any such guarantor).

8. References. All references in the Note to "this Secured Promissory Note" shall be deemed to refer to the Note as amended hereby; and any and all references in the Loan Documents to the Note shall be deemed to refer to the Note as amended hereby.

9. No Waiver. The execution of this Modification and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Note or a waiver of any breach, default or event of default under any Loan Document.

10. Miscellaneous. This Modification and each of the Agreement and Acknowledgement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

11. Statutory Notice. **ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.**

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed as of the date first above written.

BORROWER: KCI INVESTMENTS, LLC, a Nevada limited liability company

[signature]

By: Ken Antos
Its: Managing Member

Address: 4033 S. Dean Martin Drive
Las Vegas, NV 89103

LENDER: CBC PARTNERS I, LLC,
a Washington limited liability company

By: John Otter

5441755.1

Its: Authorized Manager Representative

Address:	305 108th Ave NE Suite 101 Bellevue, WA 98004
Facsimile:	(425) 688-7003

5441755.1

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned guarantors of the indebtedness of KCI Investments, LLC, a Nevada limited liability company (the "Borrower") to CBC Partners I, LLC ("Lender"), a Washington limited liability company, or its assigns, pursuant to his/her Guaranty dated June 22, 2012, (the "Guaranty"), hereby (i) acknowledges receipt of the First Modification to Secured Promissory Note; (ii) consents to the terms and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Note and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower's present and future indebtedness to Lender.

Dated as of the 19th day of July, 2012.

GUARANTORS:

____
Kenneth Antos

____
Shelia Antos

5441755.1

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned guarantors of the indebtedness of KCI Investments, LLC, a Nevada limited liability company (the "Borrower") to CBC Partners I, LLC ("Lender"), a Washington limited liability company, or its assigns, pursuant to his/her Guaranty dated June 22, 2012, (the "Guaranty"), hereby (i) acknowledges receipt of the First Modification to Secured Promissory Note; (ii) consents to the terms and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Note and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower's present and future indebtedness to Lender.

Dated as of the 19TH day of July, 2012.

GUARANTORS:

[signature]

Robert Walsh

[signature]

Julie Walsh

5441755.1

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned guarantors of the indebtedness of KCI Investments, LLC, a Nevada limited liability company (the "Borrower") to CBC Partners I, LLC ("Lender"), a Washington limited liability company, or its assigns, pursuant to his/her Guaranty dated June 22, 2012, (the "Guaranty"), hereby (i) acknowledges receipt of the First Modification to Secured Promissory Note; (ii) consents to the terms and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Note and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower's present and future indebtedness to Lender.

Dated as of the ____ day of July, 2012.

GUARANTORS:

____
Robert Walsh

____
Julie Walsh

EXHIBIT A
FORM OF REQUEST FOR ADVANCE

Date: ______________

Borrower: KCF INVESTMENTS LLC

Lender: CBC Partners I, LLC

Secured Promissory Note Date: 6/22/2012

Amount of this advance request: $ 300,000.00

Effective Date: 6/22/12

Borrower represents and warrants to Lender as follows:

Borrower is not in default under the terms of the Loan Agreement of the Ancillary Documents, each of the representations and warranties contained in the Loan Agreement is true and correct in all material respects as of the date hereof, and Borrower is in compliance in all material respects with all affirmative and negative covenants contained in the Loan Agreement.

DATED this 21 day of June, 2012.

____

By: KENNETH ANTOS

Its: MANAGING MEMBER

EXHIBIT B
DISCLOSURE SCHEDULE

SECOND MODIFICATION TO SECURED PROMISSORY NOTE

THIS SECOND MODIFICATION TO SECURED PROMISSORY NOTE (this "Modification"), effective as of October 22, 2012, is entered into by and between KCI Investments, LLC, a Nevada limited liability company ("Borrower"), and CBC PARTNERS I, LLC, a Washington limited liability company, or its assigns ("Lender").

RECITALS

WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Secured Promissory Note between Borrower and Lender dated as of June 22, 2012, as modified pursuant to that First Modification to Secured Promissory Note dated as of July 19, 2012, and as further amended from time to time (as modified, the "Note").

WHEREAS, Lender and Borrower have agreed to certain changes in the terms and conditions set forth in the Note and have agreed to amend the Note to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be amended as follows:

1. Increased Principal Amount. The maximum principal amount of the Note is hereby amended to be Three Million Dollars ($3,000,000.00).

2. Amended Section 2.1. Section 2.1 of the Note is deleted in its entirety and replaced with the following:

> 2.1 Advance. On June 25, 2012, $300,000 of the principal balance of this Secured Promissory Note was advanced to Borrower. On July 19, 2012, an additional $1,700,000 of the principal balance of this Secured Promissory Note was advanced to Borrower. Additional advances in an amount not to exceed $1,000,000 shall be made as follows:
>
> (a) On or before October 24, 2012, Borrower may request an additional advance in an amount not to exceed $900,000; and
>
> (b) At Borrower's request, Lender may, at its sole discretion, issue an additional advance in an amount not to exceed $100,000, subject to availability of funds.
>
> Requests for additional advances shall be in writing, specify Borrower's intended use for each requested advance and be signed by Borrower in the form attached hereto as Exhibit A (the "Advance Request"). Advances shall not be made on or after the Maturity Date, or after the occurrence of a default or Event of Default which has not been cured or waived by Lender, any such waiver to be granted at Lender's sole discretion. Borrower agrees that Lender may rely on any Advance Request given by any person Lender reasonably believes is authorized to make such request without the necessity of independent investigation. Notwithstanding anything to the contrary contained herein, the aggregate principal amount

of all advances made hereunder shall not exceed Three Million Dollars ($3,000,000.00) at any time.

3. No Other Changes. Except as explicitly amended by this Modification, all of the terms and conditions of the Note shall remain in full force and effect and shall apply to any Advance or Letter of Credit thereunder.

4. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a) Borrower has all requisite power and authority to execute this Modification and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Modification and all such other agreements and instruments has been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by Borrower of this Modification and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the limited liability agreement of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Section 4 of the Note are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

5. Origination Fee and Expenses. Borrower shall pay to Lender a fully earned and nonrefundable origination and amendment fee in the amount of thirty thousand dollars ($30,000.00) (the "Origination Fee") contemporaneously with Borrower's execution and delivery to Lender of this Modification. Notwithstanding the foregoing, the Parties have agreed that the Origination Fee will be paid by funds at the time of closing. Borrower's execution of this Modification shall constitute its agreement, regardless of whether the conditions precedent set forth in Section 6 below are satisfied, to pay upon demand all reasonable expenses in connection with this Modification and the Loan, including (without limitation) legal fees for the preparation, negotiation, examination and enforcement of documents (including, without limitation, this Modification and any Ancillary Documents executed or delivered in connection herewith, and all other fees and costs incidental to the closing of this Modification and the making of the Loan). Lender shall not be required to pay any premium, brokerage fee, loan broker fee, commission or similar compensation in connection with this transaction, and Borrower agrees to defend, indemnify, and hold Lender harmless from and against all claims asserted by any person on account of any such fee, commission or compensation, including attorneys' fees paid or incurred by Lender with respect to any such claim.

6. Conditions Precedent. The execution and performance of this Modification by Lender, including the increased principal amount, is subject to the following conditions precedent:

(a) Execution by Borrower and delivery to Lender of this Modification, in form and substance satisfactory to Lender.

(b) Execution by Borrower and delivery to Lender of a Warrant Agreement, for approximately 1.5% of the ownership of the Borrower, in form and substance satisfactory to Lender.

(c) Execution by each of the Guarantors of the Agreement and Acknowledgement of Guarantors attached hereto.

(d) Payment in full and in good funds of the Origination Fee.

(e) The representations and warranties in Section 5 of this Modification shall be true and correct as of the date of this Modification and any additional Advance.

(f) There shall have been no material adverse change, as determined by Lender, in the financial condition or business of Borrower (or any guarantor hereunder), nor any material decline, as determined by Lender, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower(or any such guarantor).

7. References. All references in the Note to "this Secured Promissory Note" shall be deemed to refer to the Note as amended hereby; and any and all references in the Loan Documents to the Note shall be deemed to refer to the Note as amended hereby.

8. No Waiver. The execution of this Modification and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Note or a waiver of any breach, default or event of default under any Loan Document.

9. Miscellaneous. This Modification and each of the Agreement and Acknowledgement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

11. Statutory Notice. **ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.**

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed as of the date first above written.

BORROWER: KCI INVESTMENTS, LLC, a Nevada limited liability company

____

By: Ken Antos
Its: Managing Member

Address: 4033 S. Dean Martin Drive
Las Vegas, NV 89103

LENDER: CBC PARTNERS I, LLC,
a Washington limited liability company

____
By: John Otter
Its: Authorized Manager Representative

Address: 305 108th Ave NE
Suite 101
Bellevue, WA 98004
Facsimile: (425) 688-7003

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned guarantors of the indebtedness of KCI Investments, LLC, a Nevada limited liability company (the "Borrower") to CBC Partners I, LLC ("Lender"), a Washington limited liability company, or its assigns, pursuant to his/her Guaranty dated June 22, 2012, (the "Guaranty"), hereby (i) acknowledges receipt of the Second Modification to Secured Promissory Note; (ii) consents to the terms and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Note and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower's present and future indebtedness to Lender.

Dated as of the 14th day of October, 2012.

GUARANTORS:

[signature]

Kenneth Antos

Shelia Antos [signature]

Shelia Antos

5505070.4

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned guarantors of the indebtedness of KCI Investments, LLC, a Nevada limited liability company (the "Borrower") to CBC Partners I, LLC ("Lender"), a Washington limited liability company, or its assigns, pursuant to his/her Guaranty dated June 22, 2012, (the "Guaranty"), hereby (i) acknowledges receipt of the Second Modification to Secured Promissory Note; (ii) consents to the terms and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Note and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower's present and future indebtedness to Lender.

Dated as of the 17th day of ~~July~~ October, 2012.

GUARANTORS:

[signature]
Robert Walsh

[signature]
Julie Walsh

5505070.4

THIRD MODIFICATION TO SECURED PROMISSORY NOTE

THIS THIRD MODIFICATION TO SECURED PROMISSORY NOTE (this "Modification"), effective as of July 19, 2013, is entered into by and between KCI Investments, LLC, a Nevada limited liability company ("Borrower"), and CBC PARTNERS I, LLC, a Washington limited liability company, or its assigns ("Lender").

RECITALS

WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Secured Promissory Note between Borrower and Lender dated as of June 22, 2012, as modified pursuant to that First Modification to Secured Promissory Note dated as of July 19, 2012, and that Second Modification to Security Promissory Note dated as of October 22, 2012, and as further amended from time to time (as modified, the "Note").

WHEREAS, Lender and Borrower have agreed to certain changes in the terms and conditions set forth in the Note and have agreed to amend the Note to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be amended as follows:

1. Amended definition of "Maturity Date". The definition of "Maturity Date" as set forth in Section 1.1 of the Note, is deleted in its entirety and replaced with the following:

"Maturity Date" means October 19, 2013.

2. No Other Changes. Except as explicitly amended by this Modification, all of the terms and conditions of the Note shall remain in full force and effect and shall apply to any Advance or Letter of Credit thereunder.

3. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a) Borrower has all requisite power and authority to execute this Modification and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Modification and all such other agreements and instruments has been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by Borrower of this Modification and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the limited liability agreement of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Section 4 of the Note are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

4. Amendment Fee and Expenses. Borrower shall owe to Lender a fully earned and nonrefundable amendment fee in the amount of twenty-two thousand five hundred dollars ($22,500.00) (the "Amendment Fee") contemporaneously with Borrower's execution and delivery to Lender of this Modification. Borrower's execution of this Modification shall constitute its agreement, regardless of whether the conditions precedent set forth in Section 5 below are satisfied, to pay upon demand the Amendment Fee and all reasonable fees and expenses of Lender incurred in connection with this Modification and the Loan, including (without limitation) attorneys' fees and expenses for the preparation, negotiation, examination and enforcement of documents (including, without limitation, this Modification and any Ancillary Documents executed or delivered in connection herewith, and all other fees and costs incidental to the closing of this Modification and the making of the Loan). Lender shall not be required to pay any premium, brokerage fee, loan broker fee, commission or similar compensation in connection with this transaction, and Borrower agrees to defend, indemnify, and hold Lender harmless from and against all claims asserted by any person on account of any such fee, commission or compensation, including attorneys' fees paid or incurred by Lender with respect to any such claim.

5. Conditions Precedent. The execution and performance of this Modification by Lender is subject to the following conditions precedent:

(a) Execution by Borrower and delivery to Lender of this Modification, in form and substance satisfactory to Lender.

(b) Execution by each of the Guarantors of the Agreement and Acknowledgement of Guarantors attached hereto.

(c) Payment in full and in good funds of the Amendment Fee.

(d) The representations and warranties in Section 3 of this Modification shall be true and correct as of the date of this Modification and any additional Advance.

(e) There shall have been no material adverse change, as determined by Lender, in the financial condition or business of Borrower (or any guarantor hereunder), nor any material decline, as determined by Lender, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower(or any such guarantor).

6. References. All references in the Note to "this Secured Promissory Note" shall be deemed to refer to the Note as amended hereby, and any and all references in the Loan Documents to the Note shall be deemed to refer to the Note as amended hereby. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Note.

7. No Waiver. The execution of this Modification and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Note or a waiver of any breach, default or event of default under any Loan Document.

8. Miscellaneous. This Modification and each of the Agreement and Acknowledgement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

9. Statutory Notice. **ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.**

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed as of the date first above written.

BORROWER: KCI INVESTMENTS, LLC, a Nevada limited liability company

By: Ken Antos
Its: Managing Member

Address: 4033 S. Dean Martin Drive
Las Vegas, NV 89103

LENDER: CBC PARTNERS I, LLC,
a Washington limited liability company

By: John Otter
Its: Authorized Manager Representative

Address: 305 108th Ave NE
Suite 101
Bellevue, WA 98004
Facsimile: (425) 688-7003

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned guarantors of the indebtedness of KCI Investments, LLC, a Nevada limited liability company (the "Borrower") to CBC Partners I, LLC ("Lender"), a Washington limited liability company, or its assigns, pursuant to his/her respective Guaranty dated June 22, 2012, (the "Guaranty"), hereby (i) acknowledges receipt of the Third Modification to Secured Promissory Note; (ii) consents to the terms and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Note and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower's present and future indebtedness to Lender.

Dated as of the 19th day of July, 2013.

GUARANTORS:

____
Kenneth Antos

____
Shelia Antos

____
Robert Walsh

____
Julie Walsh

FOURTH MODIFICATION TO SECURED PROMISSORY NOTE

THIS FOURTH MODIFICATION TO SECURED PROMISSORY NOTE (this "Modification"), effective as of November __, 2013, is entered into by and between KCI Investments, LLC, a Nevada limited liability company ("Borrower"), and CBC PARTNERS I, LLC, a Washington limited liability company, or its assigns ("Lender").

RECITALS

WHEREAS, Borrower is currently indebted to Lender pursuant to the terms and conditions of that certain Secured Promissory Note between Borrower and Lender dated as of June 22, 2012, as modified pursuant to that First Modification to Secured Promissory Note dated as of July 19, 2012, that Second Modification to Security Promissory Note dated as of October 22, 2012, and that Third Modification to Security Promissory Note dated as of July 19, 2013, and as further amended from time to time (as modified, the "Note").

WHEREAS, Borrower is in default under the Note as a result of (i) Borrower's failure to satisfy the Note upon the Maturity Date and (ii) the termination of the Alliance Agreement (as defined in the Antos Security Agreement) (collectively, the "Existing Defaults").

WHEREAS, Borrower has requested Lender to waive the Existing Defaults and Lender and Borrower have agreed to certain changes in the terms and conditions set forth in the Note and have agreed to amend the Note to reflect said changes.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Note shall be amended as follows:

1. Amended Section 1.1.

(a) The following definition of "Fourth Modification" is added as a new defined term to Section 1.1:

"Fourth Modification" means that certain Fourth Modification to Secured Promissory Note by and between Borrower and Lender dated as of November __, 2013.

(b) The definition of "Maturity Date" as set forth in Section 1.1 of the Note, is deleted in its entirety and replaced with the following:

"Maturity Date" means January 19, 2014.

2. Amended definition of "Note Rate". The definition of "Note Rate" as set forth in Section 2.2 of the Note is amended to be fifteen percent (15%).

3. Amended Section 2.4. Section 2.4 of the Note is deleted in its entirety and replaced with the following:

2.4 Payments. Borrower shall make (a) payments of principal in the amount of $150,000 each on November 29, 2013, and December 31, 2013, and (b) monthly

payments of interest beginning on the first (1st) day of each month. On or before the Maturity Date, Borrower must pay to Lender all outstanding principal, accrued interest, and fees and costs owing under the Note. Borrower may prepay all or any portion of the Loan, at any time prior to the Maturity Date, without premium or penalty.

4. Amended Section 6. The following is added to Section 6 as a new Section 6.12:

6.12 Antos Debt. Permit guarantor Kenneth M. Antos ("Antos") to incur, create, assume or permit to exist any debt secured by the real property located at 5148 Spanish Heights Drive, Las Vegas, Nevada 89148, other than the first and second position deeds of trust or mortgages, in favor of ____________________ and ____________________, respectively, which exist as of the date of the Fourth Modification.

5. Amended Section 7.1.3. Section 7.1.3 of the Note is deleted in its entirety and replaced with the following:

7.1.3 if a default occurs in the due observance or performance of any covenant or agreement on the part of Borrower (other than payment) to be observed or performed pursuant to the terms of this Secured Promissory Note, the Ancillary Documents, the Antos Settlement Agreement (as defined below) and such default remains uncured for three (3) Business Days after written notice thereof from Holder;

6. Amended Section 11.2. Section 11.2 of the Note is deleted in its entirety and replaced with the following:

11.2 Antos has granted and pledged to Lender a first priority senior security interest in Antos's right, title and interest in, to and under all accounts, payment intangibles, general intangibles and rights to payment now or hereafter arising under that certain Settlement Agreement and Mutual Release, as amended, modified or supplemented from time to time, by and among Twin Towers Trading Site Management, LLC, Jeffrey Brandon, Eric Scholer, David L. Beacklean, SMG Group, Inc., and Antos, dated as of September 1, 2012 ("Antos Settlement Agreement"), pursuant to a security agreement ("Antos Security Agreement") dated as of November __, 2013, as amended.

7. No Other Changes. Except as explicitly amended by this Modification, all of the terms and conditions of the Note shall remain in full force and effect and shall apply to any Advance or Letter of Credit thereunder.

8. Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a) Borrower has all requisite power and authority to execute this Modification and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Modification and all such other agreements and instruments has been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by Borrower of this Modification and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the limited liability agreement of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Section 4 of the Note are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

9. Amendment Fee and Expenses. Borrower shall owe to Lender a fully earned and nonrefundable amendment fee in the amount of forty-five thousand dollars ($45,000.00) (the "Amendment Fee") contemporaneously with Borrower's execution and delivery to Lender of this Modification. Borrower's execution of this Modification shall constitute its agreement, regardless of whether the conditions precedent set forth in Section 10 below are satisfied, to pay upon demand the Amendment Fee and all reasonable fees and expenses of Lender incurred in connection with this Modification and the Loan, including (without limitation) attorneys' fees and expenses for the preparation, negotiation, examination and enforcement of documents (including, without limitation, this Modification and any Ancillary Documents executed or delivered in connection herewith, and all other fees and costs incidental to the closing of this Modification and the making of the Loan). Lender shall not be required to pay any premium, brokerage fee, loan broker fee, commission or similar compensation in connection with this transaction, and Borrower agrees to defend, indemnify, and hold Lender harmless from and against all claims asserted by any person on account of any such fee, commission or compensation, including attorneys' fees paid or incurred by Lender with respect to any such claim.

10. Conditions Precedent. The execution and performance of this Modification by Lender is subject to the following conditions precedent:

(a) Execution by Borrower and delivery to Lender of this Modification, in form and substance satisfactory to Lender.

(b) Execution by Borrower and delivery to Lender of a Warrant Agreement for three million additional membership units of Borrower, in form and substance satisfactory to Lender.

(c) Execution by Antos and delivery to Lender of the Antos Security Agreement, in form and substance satisfactory to Lender.

(d) Execution by Borrower and delivery to Lender of resolutions of Borrower to enter into a Warrant Agreement, in form and substance satisfactory to Lender.

(e) Execution by Antos and delivery to Lender of a Name Affidavit, in form and substance satisfactory to Lender.

(f) Execution by each of the Guarantors of the Agreement and Acknowledgement of Guarantors attached hereto.

(g) Payment in full and in good funds of the Amendment Fee.

(h) The representations and warranties in Section 3 of this Modification shall be true and correct as of the date of this Modification and any additional Advance.

(i) There shall have been no material adverse change, as determined by Lender, in the financial condition or business of Borrower (or any guarantor hereunder), nor any material decline, as determined by Lender, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower(or any such guarantor).

11. References. All references in the Note to "this Secured Promissory Note" shall be deemed to refer to the Note as amended hereby, and any and all references in the Loan Documents to the Note shall be deemed to refer to the Note as amended hereby. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Note.

12. No Waiver. The execution of this Modification and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Note (other than the Existing Defaults) or a waiver of any breach, default or event of default under any Loan Document.

13. Waiver of Existing Defaults. Lender hereby waives its default rights with respect to the Existing Defaults. This waiver applies only to the Existing Defaults. It is not a waiver for any subsequent breach of the same provisions of the Note, nor is it a waiver of any breach of any other provision of the Note.

14. Miscellaneous. This Modification and each of the Agreement and Acknowledgement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

15. Statutory Notice. **ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.**

Intentionally blank

IN WITNESS WHEREOF, the parties hereto have caused this Modification to be duly executed as of the date first above written.

BORROWER: KCI INVESTMENTS, LLC, a Nevada limited liability company

____

By: Ken Antos
Its: Managing Member

Address: 4033 S. Dean Martin Drive
Las Vegas, NV 89103

LENDER: CBC PARTNERS I, LLC,
a Washington limited liability company

____

By: John Otter
Its: Authorized Manager Representative

Address: 305 108th Ave NE
Suite 101
Bellevue, WA 98004
Facsimile: (425) 688-7003

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each of the undersigned guarantors of the indebtedness of KCI Investments, LLC, a Nevada limited liability company (the "Borrower") to CBC Partners I, LLC ("Lender"), a Washington limited liability company, or its assigns, pursuant to his/her respective Guaranty dated June 22, 2012, (the "Guaranty"), hereby (i) acknowledges receipt of the Fourth Modification to Secured Promissory Note; (ii) consents to the terms and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Note and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Guaranty for all of the Borrower's present and future indebtedness to Lender.

Dated as of the _____ day of November, 2013.

GUARANTORS:

____
Kenneth Antos

____
Shelia Antos